UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2007

O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 001-32228

Delaware (State of incorporation)	91-2023525 (I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301 Newark, DE (Address of principal executive offices)	19713 (Zip Code)

(302) 266-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K/A amends Item 1.01 and 3.02 of the Current Report on Form 8-K/A filed on July 20, 2007, by O2Diesel Corporation (the “Company”) to modify the number of shares and warrants sold pursuant to the private placement.

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The disclosures required to be provided herein is incorporated by reference to Item 3.02 below.

SECTION 3 -- SECURITIES AND TRADING MARKET

Item 3.02 Unregistered Sales of Equity Securities

Between June 26, 2007 and July 16, 2007, the Company entered into the Agreements with five European institutional and private investors for the sale of 6,123,346 shares of the Company’s common stock at a purchase price of approximately $0.41 per share in a private placement, for total proceeds of $2,517,710, less commissions. As a condition to the enforceability of these Agreements against the Company, the investors were required to fund the purchase price in an escrow account, which funds were received between June 19, 2007 and July 31, 2007.

As part of the sale, the Company will also issue warrants to purchase 1,530,827 shares of common stock at an exercise price of $0.62 per share during the period of six months to sixty-six months of issuance. The warrants expire sixty-six months after the date of issuance. The investors’ obligation to purchase the shares is subject to the Company satisfying certain additional conditions.

The Company is obligated to file a registration statement with the Securities and Exchange Commission (“SEC”) including the common stock and the shares issuable upon conversion of the warrants within 90 days of the closing date. If the registration statement is not filed within 90 days, the Company will pay the investors penalties equal to 1.0% of their investment amount for the first 30 days and 1.5% of their investment amount for every 30 days thereafter with a maximum penalty of 8% of the face value of the common stock. The penalty may be paid in cash or stock at the option of the Company. The Company will use its reasonable best efforts to cause such registration statements to become effective within 90 days, or 120 days if such registration statement is subject to review by the staff of the SEC, in each case from the initial filing thereof. All the costs and expenses incurred in connection with the registration of the common stock and warrants will be paid by the Company.

The Company held the initial closing for this transaction on July 20, 2007.

The common stock and the warrants will be issued to the accredited investors in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.

Copies of the Form of Agreement and Form of Warrant are filed hereto as exhibits to this report and are incorporated herein by reference. Copies of the Company’s July 9, 2007 announcing the transaction and July 20, 2007 Press Release announcing the closing are filed hereto as exhibits to this report and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Form of Common Stock and Warrant Purchase Agreement (1)

10.2	Form of Warrant (1)

99.1	Text of Press Release, issued by O2Diesel Corporation on July 9, 2007(2)

99.2	Text of Press Release, issued by O2Diesel Corporation on July 20, 2007 (1)

(1)	Previously filed as an exhibit to the Company's Current Report on Form 8-K/A filed in July 20, 2007, and incorporated herein by reference.

(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on July 9, 2007, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

By:	/s/ Alan R. Rae
Alan R. Rae
Chief Executive Officer

Date: August 3, 2007